UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 11, 2009

(Date of Earliest Event Reported)

Clarient, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22677	75-2649072
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

31 Columbia, Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

(949) 425-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 11, 2009, Clarient, Inc. (the “Company”) issued a press release regarding the Company’s results of operations for the fourth quarter and year ended December 31, 2008.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Also on March 11, 2009 at 2:00 P.M., Pacific Standard Time, the Company held a conference call to discuss operating results from the fourth quarter and year ended December 31, 2008.  A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this report.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press release, dated March 11, 2009, announcing the Company’s results of operations for the fourth quarter and year ended December 31, 2008.

Exhibit 99.2	Transcript of the fourth quarter and year ended December 31, 2008 earnings conference call on March 11, 2009 at 2:00 P.M. Pacific Standard Time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarient, Inc.

Date: March 13, 2009	By:	/s/ RAYMOND J. LAND
	Name:	Raymond J. Land
	Title:	Senior Vice President and Chief Financial Officer